ETF SERIES SOLUTIONS
615 East Michigan Street | Milwaukee, Wisconsin 53202

May 1, 2024

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549

Re:    ETF Series Solutions (the “Trust”)
    File Nos.: 333-179562 and 811-22668
    Bahl & Gaynor Small/Mid Cap Income Growth ETF (S000072560)
Dear Sir or Madam:
On behalf of the Trust and its series, Bahl & Gaynor Small/Mid Cap Income Growth ETF (the “Fund”), attached please find a Preliminary Proxy Statement reflecting the proposal for which the Fund will solicit shareholder approval. The proposal includes the approval of a new advisory agreement relating to the Fund.
If you have any questions or require further information, please contact Josh at (513) 493‑5880 or josh.hinderliter@usbank.com.
Sincerely,

/s/ Joshua J. Hinderliter
Joshua J. Hinderliter
Vice President and Secretary